EXHIBIT 23.a.


          CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM


     We hereby consent to the incorporation by reference in the Registration Statements Nos. 333-76616, 333-65013 and 333-6103 each on Form S-8 and to Registration Statement No. 333-45218 on Form S-3, and in the Annual Report on Form 10-KSB/A of Igene Biotechnology, Inc. for the year ended December 31, 2003 of our report dated August 18, 2005, relating to the
consolidated   financial   statements  of   Igene  Biotechnology,
Inc.

                                   /S/ STEGMAN & COMPANY
                                   ___________________________
                                       STEGMAN & COMPANY

Baltimore, Maryland
August 25, 2005